                                                                      Exhibit 23

                        Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of United Dominion Realty Trust, Inc. and in the related Prospectuses of our report dated January 31, 2000, with respect to the consolidated financial statements and schedule of United Dominion Realty Trust, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1999:

              Registration Statement Number                                         Description
              -----------------------------                                         -----------
                        33-40433                            Form S-3, pertaining to the private placement of 900,000
                                                              shares of the Company's common stock in May, 1991.
                        33-47296                            Form S-8, pertaining to the Company's Stock Purchase and
                                                              Loan Plan.
                        33-48000                            Form S-8, pertaining to the Company's Stock Option Plan.
                        33-58201                            Form S-8, pertaining to the Employee's Stock Purchase Plan.
                        333-11207                           Form S-3, Shelf Registration Statement, pertaining to the
                                                              private placement of 1,679,840 shares of the Company's
                                                              Common Stock.
                        333-15133                           Form S-3, pertaining to the Company's Dividend
                                                              Reinvestment and Stock Purchase Plan.
                        333-27221                           Form S-3, Shelf Registration Statement, pertaining to the
                                                              registration of $600 million of Common Stock, Preferred
                                                              Stock and Debt Securities.
                        333-32829                           Form S-8, pertaining to the Company's Stock Purchase and
                                                              Loan Plan.
                        333-42691                           Form S-8, pertaining to the Company's Stock Option Plan.
                        333-44463                           Form S-3, pertaining to the Company's Dividend
                                                              Reinvestment and Stock Purchase Plan.
                        333-48557                           Form S-3, Shelf Registration Statement, pertaining to the
                                                              private placement of 104,920 shares of Common Stock and
                                                              104,920 rights to purchase Series C Junior Participating
                                                              Redeemable Preferred Stock.
                        333-53401                           Form S-3, Shelf Registration Statement, pertaining to the
                                                              private placement of 1,528,089 shares of Common Stock and
                                                              1,528,089 rights to purchase Series C Junior Participating
                                                              Redeemable Preferred Stock.
                        333-64281                           Form S-3, Shelf Registration Statement, pertaining to the
                                                              private placement of 849,498 shares of Common Stock and
                                                              849,498 rights to Purchase Series C Junior Participating
                                                              Redeemable Preferred Stock.
                        333-72885                           Form S-3, Shelf Registration Statement, pertaining to the
                                                              private placement of 130,416 shares of Common Stock and
                                                              130,416 rights to purchase Series C Junior Participating
                                                              Redeemable Preferred Stock.
                        333-75897                           Form S-8, pertaining to the Company's Long Term Incentive
                                                              Plan.
                        333-77107                           Form S-3, Shelf Registration Statement, pertaining to the
                                                              private placement of 1,023,732 shares of Common Stock and
                                                              1,023,732 rights to purchase Series C Junior Participating
                                                              Redeemable Preferred Stock.

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
                        333-77161                           Form S-3, Shelf Registration Statement, pertaining to the
                                                              private placement of 481,251 shares of Common Stock and
                                                              481,251 rights to purchase Series C Junior Participating
                                                              Redeemable Preferred Stock.
                        333-80279                           Form S-8, pertaining to the Company's Open Market Purchase
                                                              Program.
                        333-82929                           Form S-3, Shelf Registration Statement, pertaining to the
                                                              private placement of 95,119 shares of Common Stock and
                                                              95,119 rights to purchase Series C Junior Participating
                                                              Redeemable Preferred Stock.
                        333-92667                           Form S-3, Shelf Registration Statement, pertaining to the
                                                              registration of $616,058,554 of Common Stock, Preferred
                                                              Stock and Debt Securities.


                                                            Ernst & Young LLP

Richmond, Virginia
March 22, 2000